EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grace 2, Inc. (the “Company”) on Form 10-Q for the quarterly period ended February 28, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Dyer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2011	By: /s/ DOUGLAS DYER
Name: Douglas Dyer Title: President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)